UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2014

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on February 13, 2014, the Company and its wholly-owned subsidiaries, GeoMet Operating Company, Inc. and GeoMet Gathering Company, LLC (collectively as a group, the “Sellers”), entered into an asset purchase agreement (the “Purchase Agreement”) to sell substantially all of the Sellers’ coalbed methane interests and other assets located in the Appalachian Basin in McDowell, Harrison, Wyoming, Raleigh, Barbour and Taylor Counties, West Virginia and Buchanan County, Virginia (the “Asset Sale”), which comprise substantially all of the Sellers’ remaining assets, to ARP Mountaineer Productions, LLC, a Delaware limited liability company (“Buyer”) and a wholly-owned subsidiary of Atlas Resource Partners, L.P., a Delaware limited partnership, for a purchase price of $107 million, subject to various purchase price adjustments.

On May 12, 2014 (the “Closing Date”), the Company closed the Asset Sale for an adjusted purchase price of approximately $97.5, after customary purchase price adjustments of approximately $9.5 million primarily to account for net cash flows from the effective date of the Asset Sale, which is January 1, 2014, to the Closing Date. Immediately upon the closing of the Asset Sale, approximately $69.1 million of the net proceeds was used to repay outstanding borrowings under the Credit Agreement and $3.1 million was used to settle all of our remaining outstanding natural gas hedge positions.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 18, 2014 and is incorporated herein by reference. Pro forma financial information with respect to the Asset Sale is provided in Item 9.01 to this Current Report on Form 8-K.

SECTION 8 — Other Events

Item 8.01. Other Events.

On May 13, 2014, the Company issued a press release announcing the closing of the Asset Sale. The foregoing description of the press release is qualified in its entirety by reference to the full text of the press release, a copy of which is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall not be subject to liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(b)  Pro forma financial information

Unaudited pro forma consolidated financial statements and accompanying notes of the Company and its subsidiaries to give effect to the Asset Sale is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.

(d)  Exhibits.

Exhibit Number	Title of Document

2.1

Asset Purchase Agreement by and among GeoMet, Inc., GeoMet Operating Company, Inc., and GeoMet Gathering Company, LLC, as Sellers, and ARP Mountaineer Production, LLC, as Buyer, and, for the sole purpose of Section 7.21 of the Purchase Agreement, Atlas Resource Partners, L.P., dated February 13, 2014. The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on February 18, 2014).

99.1	Press release dated May 13, 2014.

99.2

Unaudited pro forma condensed consolidated financial statements and accompanying notes of GeoMet, Inc. and Subsidiaries as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc. (Registrant)
Dated: May 13, 2014	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer,
Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

2.1

Asset Purchase Agreement by and among GeoMet, Inc., GeoMet Operating Company, Inc., and GeoMet Gathering Company, LLC, as Sellers, and ARP Mountaineer Production, LLC, as Buyer, and, for the sole purpose of Section 7.21 of the Purchase Agreement, Atlas Resource Partners, L.P., dated February 13, 2014. The exhibits and schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b) of Regulation S-K. A copy of the omitted exhibits and schedules will be furnished to the U.S. Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on February 18, 2014).

99.1	Press release dated May 13, 2014.

99.2

Unaudited pro forma condensed consolidated financial statements and accompanying notes of GeoMet, Inc. and Subsidiaries as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013.